EXHIBIT 10.60

AMENDMENT NO. 5
TO THE PATRIOT COAL CORPORATION
SUPPLEMENTAL 401(k) RETIREMENT PLAN

WHEREAS, the Patriot Coal Corporation (the “Company”) previously adopted the Patriot Coal Corporation Supplemental 401(k) Retirement Plan (the “Plan”);

WHEREAS, pursuant to Section 12.1 of the Plan, the Company reserves the right to amend the Plan, by a resolution adopted by action of the Board of Directors of the Company; and

WHEREAS, the Company desires to amend the Plan as set forth herein;

NOW, THEREFORE, effective as of the date hereof, the Company amends the Plan by adding the following Section 12.3 thereto:

12.3    Suspension of Elections and Distributions.

Notwithstanding anything in the Plan to the contrary, no Participant shall be permitted to make any election to defer Compensation under the Plan for any Plan Year that begins after December 31, 2012.

IN WITNESS WHEREOF, this amendment is hereby executed as of this 28th day of December, 2012.

PATRIOT COAL CORPORATION

By:    /s/ JOSEPH W. BEAN
Joseph W. Bean